The Yacktman Funds, Inc.
6300 Bridgepoint Parkway
Austin, Texas 78730

June 15, 2012

WE NEED YOUR HELP

Dear Valued Stockholder,

We still need your help with an important matter.  As discussed in the correspondence previously sent, the Special Meeting of Stockholders of The Yacktman Funds is scheduled for June 26th to consider the reorganizations of The Yacktman Fund and The Yacktman Focused Fund into separate series of Managers AMG Funds, a Massachusetts business trust.  Our records indicate that you are among the largest shareholders who have not yet voted.  It is important to the Funds that we receive your proxy voting instructions.  Please take a moment now to cast your vote so that your shares may be represented at the Special Meeting.  Another copy of your ballot(s) has been enclosed.  Your vote is critical to the outcome of this Meeting.

If convenient for you, please vote by phone or by Internet to be sure that your voting instructions are received by the June 26th Stockholder Meeting.  If you chose to vote by mail, please send back your voted proxy ballot(s) today.

Thank you very much for your assistance with this important matter.

Sincerely,

/s/Donald A. Yacktman

Donald A. Yacktman
President of The Yacktman Funds, Inc.

P.S. - More information regarding this Special Meeting of Stockholders can be found in the proxy statement/prospectus.  If you would like another copy of the proxy statement/prospectus, have any proxy-related questions, or would like to vote your proxy by phone, please call 1-877-536-1557 for assistance.  Representatives are available Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Here are four convenient methods for submitting your proxy vote.

1.
Vote by Telephone.  You may cast your vote with a representative by calling 1-877-536-1557.  Representatives are available to take your voting instructions Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

2.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy ballot(s).

3.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

4.
Vote by Mail.  You may cast your vote by signing, dating and mailing the enclosed proxy ballot(s) in the postage-prepaid return envelope provided with the proxy statement/prospectus.  If convenient for you, please utilize one of the first three options above to insure that your response is received in time for the Special Meeting on June 26th.

NOBO/Registered

PROXY CARD FOR

The Yacktman Funds, Inc.

THE YACKTMAN FOCUSED FUND

Proxy for A Special Meeting of Stockholders – June 26, 2012

By my signature below, I appoint Donald Yacktman and Stephen Yacktman, so long as they remain officers of The Yacktman Funds, Inc. (“Yacktman Funds”) in good standing, and either one of them, as my proxies and attorneys, with power of substitution, to vote, acting alone or together, all shares of The Yacktman Focused Fund (the “Fund”) that I am entitled to vote at the special meeting of stockholders of the Fund (the “Meeting”) to be held at the offices of Yacktman Asset Management Co., 6300 Bridgepoint Parkway, Austin, Texas 78730, on June 26, 2012, at 9:00 a.m. Central Time, and at any adjournments or postponements of the Meeting, in the manner directed herein. The proxies shall have all the powers that I would possess if present.

The execution of this Proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the State of Maryland and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. I acknowledge receipt of the notice of special meeting of stockholders and the proxy statement/prospectus, dated May 18, 2012.
These proxies shall vote my shares according to my instructions given below with respect to each proposal. If I sign and return this Proxy, but do not provide an instruction below, I understand that the proxies will vote my shares “FOR” the proposal. Abstentions do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the proposal. The proxies will vote on any other business that may properly come before the Meeting or any adjournments or postponements thereof in accordance with their best judgment. This Proxy will be governed by and construed in accordance with the laws of the State of Maryland and applicable federal securities laws.

SAMPLE BALLOT ONLY
QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-536-1557. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Stockholders to Be Held on June 26, 2012

The proxy statement for this meeting is available at: www.proxyonline.us/docs/yacktman.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE (live proxy representative or touch-tone phone), by MAIL or via the INTERNET.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet or by phone, you should not mail your proxy card.  Please vote today!

PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1-877-536-1557 and provide the representative with the control number found on the reverse side of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week

PHONE:	To cast your vote via a touch-tone voting line, call toll-free 1-888-227-9349 and enter the control number found on the reverse side of this proxy card.

INTERNET:	To vote via the Internet, go to www.proxyonline.us and enter the control number found on the reverse side of this proxy card.

NOTE: Please sign exactly as your name appears on this proxy. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature	Date

Signature (if held jointly)	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY STOCKHOLDER’S VOTE IS IMPORTANT.

The Yacktman Focused Fund

CONTROL NUMBER

SAMPLE BALLOT ONLY

If you received more than one ballot because you have multiple investments in the Funds, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated.

This Proxy is solicited by the Board of Directors of Yacktman Funds. The Board of Directors of Yacktman Funds recommends that you vote “FOR” the proposal below.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization, which provides for the acquisition of the assets and assumption of the liabilities of The Yacktman Focused Fund in exchange for shares of Yacktman Focused Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of The Yacktman Focused Fund in connection with the reorganization. (To be voted on by the stockholders of The Yacktman Focused Fund only)
☐	☐	☐

THANK YOU FOR VOTING

PROXY CARD FOR

The Yacktman Funds, Inc.

THE YACKTMAN FUND

Proxy for A Special Meeting of Stockholders – June 26, 2012

By my signature below, I appoint Donald Yacktman and Stephen Yacktman, so long as they remain officers of The Yacktman Funds, Inc. (“Yacktman Funds”) in good standing, and either one of them, as my proxies and attorneys, with power of substitution, to vote, acting alone or together, all shares of The Yacktman Fund (the “Fund”) that I am entitled to vote at the special meeting of stockholders of the Fund (the “Meeting”) to be held at the offices of Yacktman Asset Management Co., 6300 Bridgepoint Parkway, Austin, Texas 78730, on June 26, 2012, at 9:00 a.m. Central Time, and at any adjournments or postponements of the Meeting, in the manner directed herein. The proxies shall have all the powers that I would possess if present.

The execution of this Proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the State of Maryland and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. I acknowledge receipt of the notice of special meeting of stockholders and the proxy statement/prospectus, dated May 18, 2012.
These proxies shall vote my shares according to my instructions given below with respect to each proposal. If I sign and return this Proxy, but do not provide an instruction below, I understand that the proxies will vote my shares “FOR” the proposal. Abstentions do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the proposal. The proxies will vote on any other business that may properly come before the Meeting or any adjournments or postponements thereof in accordance with their best judgment. This Proxy will be governed by and construed in accordance with the laws of the State of Maryland and applicable federal securities laws.

SAMPLE BALLOT ONLY
QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-536-1557. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Stockholders to Be Held on June 26, 2012

The proxy statement for this meeting is available at: www.proxyonline.us/docs/yacktman.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE (live proxy representative or touch-tone phone), by MAIL or via the INTERNET.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet or by phone, you should not mail your proxy card.  Please vote today!

PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1-877-536-1557 and provide the representative with the control number found on the reverse side of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week

PHONE:	To cast your vote via a touch-tone voting line, call toll-free 1-888-227-9349 and enter the control number found on the reverse side of this proxy card.

INTERNET:	To vote via the Internet, go to www.proxyonline.us and enter the control number found on the reverse side of this proxy card.

NOTE: Please sign exactly as your name appears on this proxy. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature	Date

Signature (if held jointly)	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY STOCKHOLDER’S VOTE IS IMPORTANT.

The Yacktman Fund

CONTROL NUMBER

SAMPLE BALLOT ONLY

If you received more than one ballot because you have multiple investments in the Funds, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated.

This Proxy is solicited by the Board of Directors of Yacktman Funds. The Board of Directors of Yacktman Funds recommends that you vote “FOR” the proposal below.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization, which provides for the acquisition of the assets and assumption of the liabilities of The Yacktman Fund in exchange for shares of Yacktman Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of The Yacktman Fund in connection with the reorganization. (To be voted on by the stockholders of The Yacktman Fund only)
☐	☐	☐

THANK YOU FOR VOTING

The Yacktman Funds, Inc.
6300 Bridgepoint Parkway
Austin, Texas 78730

June 15, 2012

WE NEED YOUR HELP

Dear Valued Stockholder,

We still need your help with an important matter.  As discussed in the correspondence previously sent, the Special Meeting of Stockholders of The Yacktman Funds is scheduled for June 26th to consider the reorganizations of The Yacktman Fund and The Yacktman Focused Fund into separate series of Managers AMG Funds, a Massachusetts business trust.  Our records indicate that you are among the largest shareholders who have not yet voted.  It is important to the Funds that we receive your proxy voting instructions.  Please take a moment now to cast your vote so that your shares may be represented at the Special Meeting.  Another copy of your ballot(s) has been enclosed.  Your vote is critical to the outcome of this Meeting.

If convenient for you, please vote by phone or by Internet to be sure that your voting instructions are received by the June 26th Stockholder Meeting.  If you chose to vote by mail, please send back your voted proxy ballot(s) today.

Thank you very much for your assistance with this important matter.

Sincerely,

/s/Donald A. Yacktman

Donald A. Yacktman
President of The Yacktman Funds, Inc.

P.S. - More information regarding this Special Meeting of Stockholders can be found in the proxy statement/prospectus.  If you would like another copy of the proxy statement/prospectus, or have any proxy-related questions, please call 1-877-536-1557 for assistance.  Representatives are available Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

Here are three convenient methods for submitting your proxy vote.

1.	Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy ballot(s).

2.	Vote via the Internet. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

3.
Vote by Mail.  You may cast your vote by signing, dating and mailing the enclosed proxy ballot(s) in the postage-prepaid return envelope provided with the proxy statement/prospectus.  If convenient for you, please utilize one of the first two options above to insure that your response is received in time for the Special Meeting on June 26th.

OBO

PROXY CARD FOR

The Yacktman Funds, Inc.

THE YACKTMAN FOCUSED FUND

Proxy for A Special Meeting of Stockholders – June 26, 2012

By my signature below, I appoint Donald Yacktman and Stephen Yacktman, so long as they remain officers of The Yacktman Funds, Inc. (“Yacktman Funds”) in good standing, and either one of them, as my proxies and attorneys, with power of substitution, to vote, acting alone or together, all shares of The Yacktman Focused Fund (the “Fund”) that I am entitled to vote at the special meeting of stockholders of the Fund (the “Meeting”) to be held at the offices of Yacktman Asset Management Co., 6300 Bridgepoint Parkway, Austin, Texas 78730, on June 26, 2012, at 9:00 a.m. Central Time, and at any adjournments or postponements of the Meeting, in the manner directed herein. The proxies shall have all the powers that I would possess if present.

The execution of this Proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the State of Maryland and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. I acknowledge receipt of the notice of special meeting of stockholders and the proxy statement/prospectus, dated May 18, 2012.
These proxies shall vote my shares according to my instructions given below with respect to each proposal. If I sign and return this Proxy, but do not provide an instruction below, I understand that the proxies will vote my shares “FOR” the proposal. Abstentions do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the proposal. The proxies will vote on any other business that may properly come before the Meeting or any adjournments or postponements thereof in accordance with their best judgment. This Proxy will be governed by and construed in accordance with the laws of the State of Maryland and applicable federal securities laws.

SAMPLE BALLOT ONLY
QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-536-1557. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Stockholders to Be Held on June 26, 2012

The proxy statement for this meeting is available at: www.proxyonline.us/docs/yacktman.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE (live proxy representative or touch-tone phone), by MAIL or via the INTERNET.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet or by phone, you should not mail your proxy card.  Please vote today!

PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1-877-536-1557 and provide the representative with the control number found on the reverse side of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week

PHONE:	To cast your vote via a touch-tone voting line, call toll-free 1-888-227-9349 and enter the control number found on the reverse side of this proxy card.

INTERNET:	To vote via the Internet, go to www.proxyonline.us and enter the control number found on the reverse side of this proxy card.

NOTE: Please sign exactly as your name appears on this proxy. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature	Date

Signature (if held jointly)	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY STOCKHOLDER’S VOTE IS IMPORTANT.

The Yacktman Focused Fund

CONTROL NUMBER

SAMPLE BALLOT ONLY

If you received more than one ballot because you have multiple investments in the Funds, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated.

This Proxy is solicited by the Board of Directors of Yacktman Funds. The Board of Directors of Yacktman Funds recommends that you vote “FOR” the proposal below.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization, which provides for the acquisition of the assets and assumption of the liabilities of The Yacktman Focused Fund in exchange for shares of Yacktman Focused Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of The Yacktman Focused Fund in connection with the reorganization. (To be voted on by the stockholders of The Yacktman Focused Fund only)
☐	☐	☐

THANK YOU FOR VOTING

PROXY CARD FOR

The Yacktman Funds, Inc.

THE YACKTMAN FUND

Proxy for A Special Meeting of Stockholders – June 26, 2012

By my signature below, I appoint Donald Yacktman and Stephen Yacktman, so long as they remain officers of The Yacktman Funds, Inc. (“Yacktman Funds”) in good standing, and either one of them, as my proxies and attorneys, with power of substitution, to vote, acting alone or together, all shares of The Yacktman Fund (the “Fund”) that I am entitled to vote at the special meeting of stockholders of the Fund (the “Meeting”) to be held at the offices of Yacktman Asset Management Co., 6300 Bridgepoint Parkway, Austin, Texas 78730, on June 26, 2012, at 9:00 a.m. Central Time, and at any adjournments or postponements of the Meeting, in the manner directed herein. The proxies shall have all the powers that I would possess if present.

The execution of this Proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the State of Maryland and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. I acknowledge receipt of the notice of special meeting of stockholders and the proxy statement/prospectus, dated May 18, 2012.
These proxies shall vote my shares according to my instructions given below with respect to each proposal. If I sign and return this Proxy, but do not provide an instruction below, I understand that the proxies will vote my shares “FOR” the proposal. Abstentions do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the proposal. The proxies will vote on any other business that may properly come before the Meeting or any adjournments or postponements thereof in accordance with their best judgment. This Proxy will be governed by and construed in accordance with the laws of the State of Maryland and applicable federal securities laws.

SAMPLE BALLOT ONLY
QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-536-1557. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Stockholders to Be Held on June 26, 2012

The proxy statement for this meeting is available at: www.proxyonline.us/docs/yacktman.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

Please see the instructions below if you wish to vote by PHONE (live proxy representative or touch-tone phone), by MAIL or via the INTERNET.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet or by phone, you should not mail your proxy card.  Please vote today!

PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1-877-536-1557 and provide the representative with the control number found on the reverse side of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week

PHONE:	To cast your vote via a touch-tone voting line, call toll-free 1-888-227-9349 and enter the control number found on the reverse side of this proxy card.

INTERNET:	To vote via the Internet, go to www.proxyonline.us and enter the control number found on the reverse side of this proxy card.

NOTE: Please sign exactly as your name appears on this proxy. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature	Date

Signature (if held jointly)	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY STOCKHOLDER’S VOTE IS IMPORTANT.

The Yacktman Fund

CONTROL NUMBER

SAMPLE BALLOT ONLY

If you received more than one ballot because you have multiple investments in the Funds, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote.  This proxy card is valid only when signed and dated.

This Proxy is solicited by the Board of Directors of Yacktman Funds. The Board of Directors of Yacktman Funds recommends that you vote “FOR” the proposal below.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization, which provides for the acquisition of the assets and assumption of the liabilities of The Yacktman Fund in exchange for shares of Yacktman Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of The Yacktman Fund in connection with the reorganization. (To be voted on by the stockholders of The Yacktman Fund only)
☐	☐	☐

THANK YOU FOR VOTING